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                                                                EXHIBIT 23A



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into HON INDUSTRIES Inc.'s previously filed Registration Statement Files Nos. 33-20759 and 33-61305 on Form S-8.


                                                   Arthur Andersen LLP


Chicago, Illinois
March 24, 1997

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